Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
JANUARY, 2000



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.1853%



        Excess Protection Level
          3 Month Average  5.21%
          January, 2000  5.25%
          December, 1999  5.11%
          November, 1999  5.25%


        Cash Yield                                  17.79%


        Investor Charge Offs                        4.73%


        Base Rate                                   7.82%


        Over 30 Day Delinquency                     5.03%


        Seller's Interest                           9.78%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $ 49,077,414,912.07


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,800,914,393.58